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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statements Nos. 333-53047, 333-41027 and 333-41899.


                                                 /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
February 25, 2000